Exhibit 99.1

McDermott International, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2010, March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009, and condensed consolidated statements of income for the years ended December 31, 2009, 2008 and 2007, have been derived from the historical financial statements of McDermott International, Inc. (“we”, “us” or “our”) as if the disposal of our Power Generation Systems and Government Operations segments via the spin-off of The Babcock & Wilcox Company (“B&W”) occurred as of January 1, 2007. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2010 has been prepared as if the spin-off occurred as of March 31, 2010.

Due to the spin-off of B&W, when we issue financial statements for the period ending September 30, 2010 and for the year ending December 31, 2010, the historical results of B&W will be reclassified as discontinued operations in accordance with Financial Accounting Standards Board Codification Topic 205-20, Presentation of Financial Statements – Discontinued Operations.

The pro forma adjustments include assumptions that management believes are reasonable. The pro forma adjustments may differ from the adjustments that will be calculated to report the B&W business as discontinued operations in our future filings.

These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the spin-off of B&W been completed as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the accompanying unaudited notes should be read together with our annual report on Form 10-K for the year ended December 31, 2009 and our quarterly report on Form 10-Q for the quarter ended March 31, 2010.

McDERMOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of March 31, 2010

	As Reported	Pro Forma Adjustments		Pro Forma
	(In thousands)

ASSETS
Current Assets:
Cash and cash equivalents	$775,980	$301,124	(a)	$474,856
Restricted cash and cash equivalents	96,040	17,821	(a)	78,219
Accounts receivable – trade, net	550,275	302,506	(a)	247,769
Accounts and notes receivable – unconsolidated affiliates	9,614	7,156	(a)	2,458
Accounts receivable – other	66,211	35,340	(a)	30,871
Contracts in progress	408,479	299,166	(a)	109,313
Inventories	97,874	95,009	(a)	2,865
Deferred income taxes	107,236	99,109	(a)	8,127
Other current assets	72,144	24,785	(a)	47,359

Total Current Assets	2,183,853	1,182,016		1,001,837

Property, Plant and Equipment	2,655,474	929,123	(a)	1,726,351
Less accumulated depreciation	1,295,906	517,332	(a)	778,574

Net Property, Plant and Equipment	1,359,568	411,791	(a)	947,777

Investments	178,566	69,104	(a)	109,462

Goodwill	325,760	269,950	(a)	55,810

Deferred Income Taxes	265,971	254,646	(a)(c)	11,325

Investments in Unconsolidated Affiliates	93,139	77,965	(a)	15,174

Other Assets	268,103	147,347	(a)	120,756

TOTAL	$4,674,960	$2,412,819		$2,262,141

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

McDERMOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of March 31, 2010

	As Reported	Pro Forma Adjustments		Pro Forma
	(In thousands)

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable and current maturities of long-term debt	$13,558	$4,993	(a)	$8,565
Accounts payable	366,355	175,966	(a)	190,389
Accrued contract costs	96,858	445	(a)	96,413
Accrued employee benefits	339,289	212,416	(a)	126,873
Accrued liabilities – other	176,882	74,039	(a)	102,843
Advance billings on contracts	578,538	494,579	(a)	83,959
Accrued warranty expense	122,164	119,531	(a)	2,633
Income taxes payable	71,128	4,020	(a)	67,108

Total Current Liabilities	1,764,772	1,085,989		678,783

Long-Term Debt	55,092	5,343	(a)	49,749

Accumulated Postretirement Benefit Obligation	106,461	106,329	(a)	132

Self-Insurance	89,044	57,162	(a)	31,882

Pension Liability	573,311	521,756	(a)	51,555

Other Liabilities	148,091	88,243	(a)	59,848

Commitments and Contingencies

Equity
Common stock par value	237,801	—		237,801
Capital in excess of par value	1,323,712	—		1,323,712
Retained earnings	1,011,588	981,367	(a)(c)	30,221
Treasury stock	(73,725)	—		(73,725)
Accumulated other comprehensive loss	(596,845)	(433,889	)(a)	(162,956)

Stockholders’ Equity – McDermott International, Inc.	1,902,531	547,478		1,355,053

Noncontrolling interest	35,658	519	(a)	35,139

Total Equity	1,938,189	547,997		1,390,192

TOTAL	$4,674,960	$2,412,819		$2,262,141

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

McDERMOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Three Months Ended March 31, 2010

	As Reported	Pro Forma Adjustments		Pro Forma
	(In thousands)

Revenues	$1,181,930	$(662,388	)(b)	$519,542

Costs and Expenses:
Cost of operations	934,851	(544,951	)(b)	389,900
Gains on asset disposals and impairments – net	(2,093)	13	(b)	(2,080)
Costs to spin-off B&W	24,202	(24,202	)(d)	—
Selling, general and administrative expenses	143,750	(91,465	)(b)	52,285

Total Costs and Expenses	1,100,710	(660,605)		440,105

Equity in Income (Loss) of Investees	10,588	(14,019	)(b)	(3,431)

Operating Income	91,808	(15,802)		76,006

Other Income (Expense):
Interest income (expense) – net	299	29	(b)	328
Other expense – net	(4,217)	3,090	(b)	(1,127)

Total Other Income (Expense)	(3,918)	3,119		(799)

Income before Provision for Income Taxes	87,890	(12,683)		75,207

Provision for Income Taxes	19,672	(6,321	)(b)(c)	13,351

Net Income	68,218	(6,362)		61,856

Less: Net Income Attributable to Noncontrolling Interest	(8,277)	13	(b)	(8,264)

Net Income Attributable to McDermott International, Inc.	$59,941	$(6,349)		$53,592

Pro Forma Earnings per Share:
Basic	$0.26			$0.23
Diluted	$0.26			$0.23

Shares used in Calculating Pro Forma Earnings per Share:
Basic	230,824,301			230,824,301
Diluted	234,753,035			234,753,035

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

McDERMOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Three Months Ended March 31, 2009

	As Reported	Pro Forma Adjustments		Pro Forma
	(In thousands)

Revenues	$1,493,263	$(785,053	)(b)	$708,210

Costs and Expenses:
Cost of operations	1,228,622	(610,914	)(b)	617,708
Losses on asset disposals and impairments – net	1,241	(207	)(b)	1,034
Selling, general and administrative expenses	141,394	(87,667	)(b)	53,727

Total Costs and Expenses	1,371,257	(698,788)		672,469

Equity in Income (Loss) of Investees	9,200	(10,345	)(b)	(1,145)

Operating Income	131,206	(96,610)		34,596

Other Income (Expense):
Interest income (expense) – net	1,857	(677	)(b)	1,180
Other expense – net	(10,770)	2,040	(b)	(8,730)

Total Other Income (Expense)	(8,913)	1,363		(7,550)

Income before Provision for Income Taxes	122,293	(95,247)		27,046

Provision for Income Taxes	43,878	(35,210	)(b)(c)	8,668

Net Income	78,415	(60,037)		18,378

Less: Net Income Attributable to Noncontrolling Interest	(723)	52	(b)	(671)

Net Income Attributable to McDermott International, Inc.	$77,692	$(59,985)		$17,707

Pro Forma Earnings per Share:
Basic	$0.34			$0.08
Diluted	$0.33			$0.08

Shares used in Calculating Pro Forma Earnings per Share:
Basic	228,314,785			228,314,785
Diluted	232,586,245			232,586,245

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

McDERMOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Three Months Ended June 30, 2009

	As Reported	Pro Forma Adjustments		Pro Forma
	(In thousands)

Revenues	$1,564,999	$(732,069	)(b)	$832,930

Costs and Expenses:
Cost of operations	1,275,058	(553,489	)(b)	721,569
Gains on asset disposals and impairments – net	(1,897)	30	(b)	(1,867)
Selling, general and administrative expenses	153,195	(96,745	)(b)	56,450

Total Costs and Expenses	1,426,356	(650,204)		776,152

Equity in Income (Loss) of Investees	9,097	(10,153	)(b)	(1,056)

Operating Income	147,740	(92,018)		55,722

Other Income (Expense):
Interest income (expense) – net	4,987	(112	)(b)	4,875
Other expense – net	(10,201)	7,503	(b)	(2,698)

Total Other Income (Expense)	(5,214)	7,391		2,177

Income before Provision for Income Taxes	142,526	(84,627)		57,899

Provision for Income Taxes	44,645	(26,408	)(b)(c)	18,237

Net Income	97,881	(58,219)		39,662

Less: Net Income Attributable to Noncontrolling Interest	(5,326)	43	(b)	(5,283)

Net Income Attributable to McDermott International, Inc.	$92,555	$(58,176)		$34,379

Pro Forma Earnings per Share:
Basic	$0.40			$0.15
Diluted	$0.40			$0.15

Shares used in Calculating Pro Forma Earnings per Share:
Basic	229,273,441			229,273,441
Diluted	233,105,949			233,105,949

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

McDERMOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Three Months Ended September 30, 2009

	As Reported	Pro Forma Adjustments		Pro Forma
	(In thousands)

Revenues	$1,675,678	$(648,997	)(b)	$1,026,681

Costs and Expenses:
Cost of operations	1,383,046	(513,802	)(b)	869,244
(Gains) losses on asset disposals and impairments – net	323	(443	)(b)	(120)
Selling, general and administrative expenses	160,565	(100,410	)(b)	60,155

Total Costs and Expenses	1,543,934	(614,655)		929,279

Equity in Income (Loss) of Investees	13,050	(13,645	)(b)	(595)

Operating Income	144,794	(47,987)		96,807

Other Income (Expense):
Interest income (expense) – net	2,179	(952	)(b)	1,227
Other income (expense) – net	(3,127)	3,168	(b)	41

Total Other Income (Expense)	(948)	2,216		1,268

Income before Provision for Income Taxes	143,846	(45,771)		98,075

Provision for Income Taxes	23,793	(5,606	)(b)(c)	18,187

Net Income	120,053	(40,165)		79,888

Less: Net Income Attributable to Noncontrolling Interest	(1,946)	36	(b)	(1,910)

Net Income Attributable to McDermott International, Inc.	$118,107	$(40,129)		$77,978

Pro Forma Earnings per Share:
Basic	$0.51			$0.34
Diluted	$0.50			$0.33

Shares used in Calculating Pro Forma Earnings per Share:
Basic	229,989,368			229,989,368
Diluted	234,314,619			234,314,619

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

McDERMOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Three Months Ended December 31, 2009

	As Reported	Pro Forma Adjustments		Pro Forma
	(In thousands)

Revenues	$1,459,137	$(688,513	)(b)	$770,624

Costs and Expenses:
Cost of operations	1,183,710	(557,172	)(b)	626,538
Losses on asset disposals and impairments – net	1,655	(606	)(b)	1,049
Costs to spin-off B&W	7,118	(7,118	)(d)	—
Selling, general and administrative expenses	164,088	(112,419	)(b)	51,669

Total Costs and Expenses	1,356,571	(677,315)		679,256

Equity in Income (Loss) of Investees	20,190	(20,951	)(b)	(761)

Operating Income	122,756	(32,149)		90,607

Other Income (Expense):
Interest income (expense) – net	(1,780)	519	(b)	(1,261)
Other expense – net	(7,187)	3,401	(b)	(3,786)

Total Other Income (Expense)	(8,967)	3,920		(5,047)

Income before Provision for Income Taxes	113,789	(28,229)		85,560

Provision for Income Taxes	19,530	(228	)(b)(c)	19,302

Net Income	94,259	(28,001)		66,258

Add: Net Loss Attributable to Noncontrolling Interest	4,443	25	(b)	4,468

Net Income Attributable to McDermott International, Inc.	$98,702	$(27,976)		$70,726

Pro Forma Earnings per Share:
Basic	$0.43			$0.31
Diluted	$0.42			$0.30

Shares used in Calculating Pro Forma Earnings per Share:
Basic	230,306,488			230,306,488
Diluted	234,500,686			234,500,686

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

McDERMOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2009

	As Reported	Pro Forma Adjustments		Pro Forma
	(In thousands)

Revenues	$6,193,077	$(2,854,632	)(b)	$3,338,445

Costs and Expenses:
Cost of operations	5,070,436	(2,235,377	)(b)	2,835,059
Losses on asset disposals and impairments – net	1,322	(1,226	)(b)	96
Costs to spin-off B&W	7,118	(7,118	)(d)	—
Selling, general and administrative expenses	619,242	(397,241	)(b)	222,001

Total Costs and Expenses	5,698,118	(2,640,962)		3,057,156

Equity in Income (Loss) of Investees	51,537	(55,094	)(b)	(3,557)

Operating Income	546,496	(268,764)		277,732

Other Income (Expense):
Interest income	7,281	(2,222	)(b)	5,059
Interest expense	(38)	1,000	(b)	962
Other expense – net	(31,285)	16,112	(b)	(15,173)

Total Other Income (Expense)	(24,042)	14,890		(9,152)

Income before Provision for Income Taxes	522,454	(253,874)		268,580

Provision for Income Taxes	131,846	(67,452	)(b)(c)	64,394

Net Income	390,608	(186,422)		204,186

Less: Net Income Attributable to Noncontrolling Interest	(3,552)	156	(b)	(3,396)

Net Income Attributable to McDermott International, Inc.	$387,056	$(186,266)		$200,790

Pro Forma Earnings per Share:
Basic	$1.69			$0.88
Diluted	$1.66			$0.86

Shares used in Calculating Pro Forma Earnings per Share:
Basic	229,471,020			229,471,020
Diluted	233,626,876			233,626,876

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

McDERMOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2008

	As Reported	Pro Forma Adjustments		Pro Forma
	(In thousands)

Revenues	$6,572,423	$(3,398,574	)(b)	$3,173,849

Costs and Expenses:
Cost of operations	5,519,827	(2,677,935	)(b)	2,841,892
Gains on asset disposals and impairments – net	(12,202)	9,603	(b)	(2,599)
Selling, general and administrative expenses	543,047	(337,376	)(b)	205,671

Total Costs and Expenses	6,050,672	(3,005,708)		3,044,964

Equity in Income (Loss) of Investees	48,131	(51,792	)(b)	(3,661)

Operating Income	569,882	(444,658)		125,224

Other Income (Expense):
Interest income	34,353	(12,681	)(b)	21,672
Interest expense	(7,380)	3,095	(b)	(4,285)
Other expense – net	(9,454)	4,290	(b)	(5,164)

Total Other Income (Expense)	17,519	(5,296)		12,223

Income before Provision for Income Taxes	587,401	(449,954)		137,447

Provision for Income Taxes	157,812	(91,414	)(b)(c)	66,398

Net Income	429,589	(358,540)		71,049

Less: Net Income Attributable to Noncontrolling Interest	(287)	88	(b)	(199)

Net Income Attributable to McDermott International, Inc.	$429,302	$(358,452)		$70,850

Pro Forma Earnings per Share:
Basic	$1.89			$0.31
Diluted	$1.86			$0.31

Shares used in Calculating Pro Forma Earnings per Share:
Basic	226,918,776			226,918,776
Diluted	230,393,782			230,393,782

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

McDERMOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2007

	As Reported	Pro Forma Adjustments		Pro Forma
	(In thousands)

Revenues	$5,631,610	$(3,199,939	)(b)	$2,431,671

Costs and Expenses:
Cost of operations	4,500,897	(2,620,013	)(b)	1,880,884
Gains on asset disposals and impairments – net	(8,371)	1,606	(b)	(6,765)
Selling, general and administrative expenses	464,611	(288,455	)(b)	176,156

Total Costs and Expenses	4,957,137	(2,906,862)		2,050,275

Equity in Income (Loss) of Investees	41,724	(45,647	)(b)	(3,923)

Operating Income	716,197	(338,724)		377,473

Other Income (Expense):
Interest income	61,980	(19,194	)(b)	42,786
Interest expense	(22,520)	14,106	(b)	(8,414)
Other expense – net	(10,099)	10,411	(b)	312

Total Other Income (Expense)	29,361	5,323		34,684

Income before Provision for Income Taxes	745,558	(333,401)		412,157

Provision for Income Taxes	137,637	(94,981	)(b)(c)	42,656

Net Income	607,921	(238,420)		369,501

Less: Net Income Attributable to Noncontrolling Interest	(93)	80	(b)	(13)

Net Income Attributable to McDermott International, Inc.	$607,828	$(238,340)		$369,488

Pro Forma Earnings per Share:
Basic	$2.72			$1.65
Diluted	$2.66			$1.62

Shares used in Calculating Pro Forma Earnings per Share:
Basic	223,511,880			223,511,880
Diluted	228,742,522			228,742,522

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

McDermott International, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(a)	Reflects the pro forma elimination of the assets, liabilities and equity associated with The Babcock & Wilcox Operations of McDermott International, Inc., which are included in our historical condensed consolidated balance sheet.

(b)	Reflects the pro forma elimination of the operating results of The Babcock & Wilcox Operations of McDermott International, Inc.

(c)	Reflects the pro forma elimination of certain income tax benefits that are not expected to be realized in future periods, as a result of the spin-off of The Babcock & Wilcox Operations.

(d)	Reflects the pro forma elimination, from continuing operations, of costs consisting primarily of severance and professional services directly attributable to the spin-off.